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EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 14, 2000 included in this Form 10-K for the year ended December 31, 1999, into 21st Century Telecom Group, Inc.'s previously filed Registration Statement on Form S-4 No. 333-47235.

                                              Arthur Andersen LLP

Chicago, Illinois
March 16, 2000